Exhibit 99.1

FuelCell Energy Appoints Peter Hopper to Board of Directors as it Advances
Data Center Power Strategy

Digital infrastructure executive brings data center, investment and transaction expertise as FuelCell Energy advances its power strategy for AI and advanced computing

DANBURY, Conn., Oct. 28, 2026 – FuelCell Energy, Inc. (Nasdaq: FCEL) today announced the appointment of Peter Hopper to its board of directors, adding deep digital infrastructure and investment expertise as the company advances its strategy to provide reliable power for data centers.

Hopper brings more than 25 years of experience across data centers, digital infrastructure, private equity, investment banking, capital formation and M&A. He is co-founder and managing director of Primary Digital Infrastructure, where he advises and invests across data centers, connectivity, cloud, power and AI-related infrastructure. Previously, as a managing director at DigitalBridge, he co-led the approximately $11 billion take-private acquisition of Switch, Inc. and co-headed its $2.4 billion Strategic Asset Fund.

Earlier in his career, Hopper was a partner at ABRY Partners and co-founder and Chief Executive Officer of DH Capital, where he helped build an advisory franchise serving the data center and digital infrastructure sectors. Throughout his career, he has led or advised on more than $40 billion in acquisitions, capital formation, recapitalizations and strategic investments.

“Peter understands how infrastructure, technology, risk and capital come together,” said Jason Few, president and CEO of FuelCell Energy. That perspective is increasingly important as data center customers seek to address time-to-power, reliability and infrastructure constraints.”

Few added, “Peter’s experience structuring investments and allocating capital will strengthen our board as we develop scalable commercial approaches for this market.”

Hopper currently serves on the board of directors of flyExclusive, Inc., where he is a member of the audit and compensation committees.

“FuelCell Energy has the proven technology, scalable platform and deep operating experience to help power the next generation of digital infrastructure,” said Hopper. “As AI and advanced computing drive unprecedented demand for reliable power, I am excited to join the board and help the company build on its strengths, expand its impact and create meaningful long-term value.”

“Peter brings investment discipline and a practical understanding of what makes infrastructure projects financeable and executable,” said Herb England, chair of the board of directors. “His perspective will be valuable as FuelCell Energy evaluates opportunities and deploys capital. I am pleased to welcome him to our board.”

“Board refreshment is about ensuring our skills evolve with the company’s strategy,” said Natica von Althann, chair of the nominating, governance and sustainability committee. She added, “Peter’s deep data center, infrastructure and capital markets experience strengthens our board as AI drives one of the largest capital deployment cycles of our generation.”

Hopper will serve on the FuelCell Energy Nominating, Governance & Sustainability and Compensation and Leadership Development Committees.

About FuelCell Energy

FuelCell Energy, Inc. (Nasdaq: FCEL) is a U.S. clean-energy technology company that delivers continuous, scalable baseload power for mission-critical applications worldwide. Its fuel cell systems generate electricity on-site at the point of use, providing reliable power for data centers, industrial facilities, utilities, and distributed-generation customers. Compact and modular by design, the systems deliver quiet, low-emission power with a small footprint, while minimizing impacts on surrounding communities. FuelCell Energy provides proven utility-scale solutions for cleaner, more resilient local energy and has global deployments approaching one gigawatt. Learn more at FuelCellEnergy.com.

Contacts

Media:

Kathleen Blomquist
kblomquist@fce.com
203.546.5844

Investor Relations:
ir@fce.com

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its current and future fuel cell technologies, the Company’s business plans and strategies, the Company’s plan to reduce operating costs, the capabilities of the Company’s products, the Company's plans and ability to achieve positive Adjusted EBITDA, the Company’s potential sales pipeline, opportunities, and partners, and the markets in which the Company expects to operate. Projected and estimated numbers contained herein are not forecasts and may not reflect actual results. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties, known and unknown, that could cause actual results and future events to differ materially from those projected. Factors that could cause such a difference include, without limitation: general risks associated with product development and manufacturing;

general economic conditions; changes in interest rates, which may impact project financing; supply chain disruptions; changes in the utility regulatory environment; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation; potential volatility of commodity prices that may adversely affect our projects; availability of government subsidies and economic incentives for alternative energy technologies; our ability to remain in compliance with U.S. federal and state and foreign government laws and regulations; our ability to maintain compliance with the listing rules of The Nasdaq Stock Market; rapid technological change; competition; the risk that our bid awards (or other non-binding commitments) will not convert to contracts or that our contracts will not convert to revenue; market acceptance of our products; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States; factors affecting our liquidity position and financial condition; government appropriations; the ability of the government and third parties to terminate their development contracts at any time; the ability of the government to exercise “march-in” rights with respect to certain of our patents; our ability to successfully market and sell our products internationally; delays in our timeline for bringing commercially viable products to market; our ability to develop additional commercially viable products in the future; our ability to implement our strategy; our ability to reduce our levelized cost of energy and deliver on our cost reduction strategy generally; our ability to protect our intellectual property; litigation and other proceedings; the risk that commercialization of our new products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand; our need for and the availability of additional financing; our ability to generate positive cash flow from operations; our ability to service our long-term debt; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies; our ability to reduce operating costs; and our ability to achieve positive Adjusted EBITDA in the future, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025. The forward-looking statements contained herein speak only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.